Exhibit 99.1

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Quarter Ended December 31, 2007

www.preit.com

NYSE: (PEI)

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

December 31, 2007

Table of Contents

Introduction

Company Information	1

Press Release Announcements	2

Market Capitalization and Capital Resources	3

Operating Results

Income Statement-Proportionate Consolidation Method - Three Months Ended December 31, 2007 and 2006	4

Income Statement-Proportionate Consolidation Method - Twelve Months Ended December 31, 2007 and 2006	5

Net Operating Income - Three Months Ended December 31, 2007 and 2006	6

Net Operating Income - Twelve Months Ended December 31, 2007 and 2006	7

Computation of Earnings per Share	8

Funds From Operations and Funds Available for Distribution	9

Operating Statistics

Leasing Activity Summary	10

Summarized Rent Per Square Foot and Occupancy Percentages	11

Mall Sales and Rents Per Square Foot	12

Mall Occupancy - Owned GLA	13

Power Center and Strip Center Rents Per Square Foot and Occupancy Percentages	14

Top Twenty Tenants	15

Lease Expirations	16

Gross Leasable Area Summary	17

Property Information	18

Balance Sheet

Balance Sheet - Proportionate Consolidation Method	21

Balance Sheet - Property Type	22

Investment in Real Estate	23

Property Redevelopment and Repositioning Summary	25

Development Property Summary	26

Capital Expenditures	27

Debt Analysis	28

Debt Schedule	29

Shareholder Information	30

Definitions	31

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental Financial and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including changes in interest rates or the possibility of war or terrorist attacks; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; PREIT’s ability to maintain and increase property occupancy and rental rates, and risks relating to development or redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously. In particular, the successful development or redevelopment of any property is subject to a number of risks, including, among others, that PREIT’s development or redevelopment plans might change, its development or redevelopment activities might be delayed and anticipated project costs might increase. Unanticipated expenses or delays would also adversely affect PREIT’s investment returns on a development or redevelopment project. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth herein, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in the related press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT's Annual Report on Form 10-K for the year ended December 31, 2006. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust (“PREIT” or “the Company”), founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers. As of December 31, 2007, the Company’s retail portfolio, which was approximately 34.2 million square feet, consisted of 55 properties including 38 shopping malls, 13 power and strip centers, and four properties under development. The Company’s properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

Results for 2008 will be announced as follows (tentative dates):

First Quarter 2008	May 6, 2008
Second Quarter 2008	July 29, 2008
Third Quarter 2008	October 28, 2008
Fourth Quarter 2008	February 24, 2009

Research Coverage

Company	Analyst	Phone Number
Citi Investment Research	Michael Bilerman	(212) 816-1383
	Ambika Goel	(212) 816-6981

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Ben Yang	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Sarah E. King	(212) 622-5670

Lehman Brothers	David Harris	(212) 526-1790

Merrill Lynch	Craig Schmidt	(212) 449-1944
	Steve Sakwa	(212) 449-0335
	David Wiggington	(212) 449-2729

Morgan Stanley	Matthew Ostrower	(212) 761-6284

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	David M. Fick	(443) 224-1308

UBS Securities	Jeffrey Spector	(212) 713-6144

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

February 22, 2007 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share.

January 14, 2008 PREIT announced the tax status of the distributions paid per share during 2007.

October 29, 2007 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share.

Acquisitions, dispositions, development and redevelopment activities:

November 13, 2007 PREIT announced the Grand Opening of New River Valley Center in Christiansburg, Virginia on November 15, 2007.

Financing activities:

January 29, 2008 PREIT announced it completed $55 million in supplemental financing on Cherry Hill Mall.

December 21, 2007 PREIT announced that its Board of Directors has auhorized a two year program to repurchase up to $100 million of the Company’s shares beginning January 1, 2008. Previously, in October 2005, the Company’s Board of Trustees had authorized a program to repurchase up to $100 million of the Company’s common shares. That program will expire by its terms on December 31, 2007.

Other activities:

January 29, 2008 PREIT scheduled its Fourth Quarter and Year End 2007 earnings call for Tuesday, February 26, 2008.

October 30, 2007 PREIT reported its Third Quarter 2007 financial results.

October 16, 2007 PREIT, Bank of America and Tasty Baking announced they are sponsoring the creation of a nine story mural to be known as the Jefferson Gateway Mural in Philadelphia, Pennsylvania.

October 11, 2007 PREIT scheduled its Third Quarter 2007 earnings call for Tuesday, October 30, 2007.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Year Ended December 31,		Quarter Ended
	2007	2006	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
TRADING INFORMATION
High Price	$50.39	$44.53	$41.69	$45.38	$50.39	$45.66
Low Price	$28.48	$36.75	$28.48	$34.37	$42.64	$38.52
Average Daily Trading Volume	402,381	223,686	319,781	356,078	577,372	361,403
MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	38,953	36,947	38,953	38,664	38,714	37,107
O.P. Units Outstanding	2,395	4,297	2,395	2,682	2,714	4,294

Total Shares and O.P. Units	41,348	41,244	41,348	41,346	41,428	41,401

Market Price (closing price at end of period)	$29.68	$39.38	$29.68	$38.94	$44.33	$44.33
Equity Market Capitalization - Shares and O.P. Units	$1,227,216	$1,624,225	$1,227,216	$1,610,005	$1,836,485	$1,835,306
Preferred Shares, Nominal Value	—	123,750	—	—	123,750	123,750

Total Equity Market Capitalization	1,227,216	1,747,975	1,227,216	1,610,005	1,960,235	1,959,056

DEBT CAPITALIZATION
Unsecured Debt Balance (1) (2)	617,500	333,148	617,500	533,648	323,648	426,148
Secured Debt Balance	1,831,211	1,789,511	1,831,211	1,837,860	1,843,748	1,723,080

Debt Capitalization	2,448,711	2,122,659	2,448,711	2,371,508	2,167,396	2,149,228

TOTAL MARKET CAPITALIZATION	$3,675,927	$3,870,634	$3,675,927	$3,981,513	$4,127,631	$4,108,284

Preferred Shares/Total Market Capitalization	0.0%	3.2%	0.0%	0.0%	3.0%	3.0%
Shares and O.P. Units/Total Market Capitalization	33.4%	42.0%	33.4%	40.4%	44.5%	44.7%
Debt Capitalization/Total Market Capitalization	66.6%	54.8%	66.6%	59.6%	52.5%	52.3%
Equity Capitalization/Total Market Capitalization	33.4%	45.2%	33.4%	40.4%	47.5%	47.7%
Unsecured Debt Balance/Total Debt	25.2%	15.7%	25.2%	22.5%	14.9%	19.8%
DISTRIBUTIONS PER COMMON SHARE
Ordinary Income	$2.105	$1.935	$0.526	$0.526	$0.526	$0.526
Section 1250 Gain	—	0.037	—	—	—	—
Return of Capital/Non-Taxable	0.175	0.308	0.044	0.044	0.044	0.044

Distributions per share	$2.280	$2.280	$0.570	$0.570	$0.570	$0.570

Annualized Dividend Yield (3)	7.7%	5.8%	7.7%	5.9%	5.1%	5.1%
CAPITAL RESOURCES
Cash on Hand	$33,227	$18,727	$33,227	$23,861	$12,578	$20,038
Credit Facility	500,000	500,000	500,000	500,000	500,000	500,000
Amount Outstanding	(330,000)	(332,000)	(330,000)	(245,000)	(35,000)	(425,000)
Letters of Credit	(16,686)	(24,803)	(16,686)	(16,686)	(14,839)	(8,739)

Credit Facility Available (4)	153,314	143,197	153,314	238,314	450,161	66,261

Shelf Registration	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Amount Used	(344,146)	(344,146)	(344,146)	(344,146)	(344,146)	(344,146)

Available Shelf	655,854	655,854	655,854	655,854	655,854	655,854

TOTAL CAPITAL RESOURCES	$842,395	$817,778	$842,395	$918,029	$1,118,593	$742,153

(1)	The unsecured debt balance includes $1,148 of corporate notes payable as of December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007.

(2)	The unsecured debt balance includes $287,500 in exchangeable senior notes as of December 31, 2007.

(3)	Based on closing share price at the end of the period.

(4)	The available Credit Facility is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Income Statement - Three Months Ended December 31, 2007 and 2006

Proportionate Consolidation Method (1)

(in thousands)

	Three months ended December 31, 2007				Three months ended December 31, 2006
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
Real estate revenue:
Base rent	$79,810	$6,585	$—	$86,395	$78,377	$6,246	$866	$85,489
Expense reimbursements	35,331	2,593	—	37,924	32,302	2,338	433	35,073
Percentage rent	4,145	142	—	4,287	4,747	169	2	4,918
Lease termination revenue	181	19	—	200	205	—	—	205
Other real estate revenue	7,833	448	—	8,281	8,312	455	248	9,015

TOTAL REAL ESTATE REVENUE	127,300	9,787	—	137,087	123,943	9,208	1,549	134,700

Property operating expenses:
CAM and real estate taxes	(34,223)	(1,998)	—	(36,221)	(31,074)	(1,744)	(547)	(33,365)
Utilities	(5,943)	(360)	—	(6,303)	(5,555)	(235)	(218)	(6,008)
Other property operating expenses	(8,819)	(1,027)	(12)	(9,858)	(9,469)	(806)	(138)	(10,413)

TOTAL PROPERTY OPERATING EXPENSES	(48,985)	(3,385)	(12)	(52,382)	(46,098)	(2,785)	(903)	(49,786)

NET OPERATING INCOME	78,315	6,402	(12)	84,705	77,845	6,423	646	84,914

Management company revenue (2)	2,592	—	—	2,592	589	—	—	589
Interest and other income	234	—	—	234	557	—	—	557
Other expenses:
General and administrative expenses	(11,632)	—	—	(11,632)	(8,711)	—	—	(8,711)
Income taxes and other	108	—	—	108	(15)	—	—	(15)
Interest expense (3)	(26,522)	(3,034)	—	(29,556)	(24,063)	(3,141)	(152)	(27,356)
Depreciation and amortization	(35,215)	(2,003)	—	(37,218)	(31,883)	(1,762)	(309)	(33,954)

Subtotal	7,880	1,365	(12)	9,233	14,319	1,520	185	16,024
Equity in income of partnerships	1,365	(1,365)	—	—	1,520	(1,520)	—	—
Gains on sales of non-operating real estate	—	—	—	—	5,114	—	—	5,114
Minority interest	(531)	—	—	(531)	(2,145)	—	—	(2,145)

TOTAL CONTINUING OPERATIONS	8,714	—	(12)	8,702	18,808	—	185	18,993

Discontinued Operations:
Operating results from discontinued operations	(12)	—	12	—	185	—	(185)	—
Minority interest	1	—	—	1	(20)	—	—	(20)

TOTAL DISCONTINUED OPERATIONS	(11)	—	12	1	165	—	(185)	(20)

NET INCOME	8,703	—	—	8,703	18,973	—	—	18,973

Dividends on preferred shares	—	—	—	—	(3,403)	—	—	(3,403)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$8,703	$—	$—	$8,703	$15,570	$—	$—	$15,570

(1)	Total includes PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company's share of the total revenue and expenses of the underlying properties.

(2)	For the three months ended December 31, 2007, management company revenue includes a $1.5 million payment received in connection with a participation agreement with a previously managed mall.

(3)	Capitalized interest expense of $4.4 million and $3.5 million is not included for the three months ended December 31, 2007 and December 31, 2006, respectively.

Pennsylvania Real Estate Investment Trust

Income Statement - Twelve Months Ended December 31, 2007 and 2006

Proportionate Consolidation Method (1)

(in thousands)

	Twelve months ended December 31, 2007				Twelve months ended December 31, 2006
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
Real estate revenue:
Base rent	$293,110	$24,427	$530	$318,067	$289,286	$23,880	$3,646	$316,812
Expense reimbursements	136,360	9,300	436	146,096	131,846	8,189	2,002	142,037
Percentage rent	9,067	219	—	9,286	9,942	289	8	10,239
Lease termination revenue	1,589	26	—	1,615	2,789	264	152	3,205
Other real estate revenue	19,470	1,087	107	20,664	21,015	1,072	526	22,613

TOTAL REAL ESTATE REVENUE	459,596	35,059	1,073	495,728	454,878	33,694	6,334	494,906

Property operating expenses:
CAM and real estate taxes	(129,338)	(7,234)	(473)	(137,045)	(123,503)	(6,525)	(2,051)	(132,079)
Utilities	(24,998)	(1,057)	(259)	(26,314)	(23,520)	(893)	(991)	(25,404)
Other property operating expenses	(26,083)	(2,760)	(120)	(28,963)	(28,684)	(2,441)	(554)	(31,679)

TOTAL PROPERTY OPERATING EXPENSES	(180,419)	(11,051)	(852)	(192,322)	(175,707)	(9,859)	(3,596)	(189,162)

NET OPERATING INCOME	279,177	24,008	221	303,406	279,171	23,835	2,738	305,744

Management company revenue (2)	4,419	—	—	4,419	2,422	—	—	2,422
Interest and other income	2,557	—	—	2,557	2,008	—	—	2,008
Other expenses:
General and administrative expenses	(42,946)	—	—	(42,946)	(38,528)	—	—	(38,528)
Executive separation	—	—	—	—	(3,985)	—	—	(3,985)
Income taxes and other	(413)	—	—	(413)	(398)	—	—	(398)
Interest expense (3)	(98,860)	(12,241)	(136)	(111,237)	(96,382)	(11,223)	(1,068)	(108,673)
Depreciation and amortization	(132,184)	(7,130)	(215)	(139,529)	(123,302)	(7,017)	(3,871)	(134,190)

Subtotal	11,750	4,637	(130)	16,257	21,006	5,595	(2,201)	24,400
Equity in income of partnerships	4,637	(4,637)	—	—	5,595	(5,595)	—	—
Gains on sales of interests in real estate	579	—	—	579	—	—	—	—
Gains on sales of non-operating real estate	1,731	—	—	1,731	5,495	—	—	5,495
Minority interest	(1,414)	—	—	(1,414)	(3,367)	—	—	(3,367)

TOTAL CONTINUING OPERATIONS	17,283	—	(130)	17,153	28,729	—	(2,201)	26,528

Discontinued Operations:
Operating results from discontinued operations	(130)	—	130	—	(2,201)	—	2,201	—
Gain on sale of discontinued operations	6,699	—	—	6,699	1,414	—	—	1,414
Minority interest	(691)	—	—	(691)	79	—	—	79

TOTAL DISCONTINUED OPERATIONS	5,878	—	130	6,008	(708)	—	2,201	1,493

NET INCOME	23,161	—	—	23,161	28,021	—	—	28,021

Dividends on preferred shares	(7,941)	—	—	(7,941)	(13,613)	—	—	(13,613)
Redemption of preferred shares	13,347	—	—	13,347	—	—	—	—

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$28,567	$—	$—	$28,567	$14,408	$—	$—	$14,408

(1)	Total includes PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	For the twelve months ended December 31, 2007, management company revenue includes a $1.5 million payment received in connection with a participation agreement with a previously managed mall.

(3)	Capitalized interest expense of $16.3 million and $9.6 million is not included for the twelve months ended December 31, 2007 and December 31, 2006, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended December 31, 2007 and 2006

(in thousands)

	Three months ended December 31, 2007				Three months ended December 31, 2006
SAME/NEW STORE RETAIL/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$85,846	$499	$50	$86,395	$84,571	$—	$918	$85,489
Expense reimbursements	37,891	33	—	37,924	34,640	—	433	35,073
Percentage rent	4,287	—	—	4,287	4,915	—	3	4,918
Lease termination revenue	200	—	—	200	205	—	—	205
Other real estate revenue	8,281	—	—	8,281	8,766	—	249	9,015

TOTAL REAL ESTATE REVENUE	136,505	532	50	137,087	133,097	—	1,603	134,700

Property operating expenses:
CAM and real estate taxes	(36,143)	(45)	(33)	(36,221)	(32,794)	—	(571)	(33,365)
Utilities	(6,287)	(16)	—	(6,303)	(5,790)	—	(218)	(6,008)
Other property operating expenses	(9,813)	(31)	(14)	(9,858)	(10,275)	—	(138)	(10,413)

TOTAL PROPERTY OPERATING EXPENSES	(52,243)	(92)	(47)	(52,382)	(48,859)	—	(927)	(49,786)

NET OPERATING INCOME	$84,262	$440	$3	$84,705	$84,238	$—	$676	$84,914

	Three months ended December 31, 2007				Three months ended December 31, 2006
SAME STORE COMPARISON	Malls	Power and Strip Centers	Total		Malls	Power and Strip Centers	Total
Real estate revenue:
Base rent	$78,322	$7,524	$85,846		$77,133	$7,438	$84,571
Expense reimbursements	36,158	1,733	37,891		33,134	1,506	34,640
Percentage rent	4,235	52	4,287		4,843	72	4,915
Lease termination revenue	181	19	200		185	20	205
Other real estate revenue	8,224	57	8,281		8,699	67	8,766

TOTAL REAL ESTATE REVENUE	127,120	9,385	136,505		123,994	9,103	133,097

Property operating expenses:
CAM and real estate taxes	(34,328)	(1,815)	(36,143)		(31,202)	(1,592)	(32,794)
Utilities	(6,178)	(109)	(6,287)		(5,744)	(46)	(5,790)
Other property operating expenses	(9,414)	(399)	(9,813)		(9,931)	(344)	(10,275)

TOTAL PROPERTY OPERATING EXPENSES	(49,920)	(2,323)	(52,243)		(46,877)	(1,982)	(48,859)

NET OPERATING INCOME	$77,200	$7,062	$84,262		$77,117	$7,121	$84,238

(1)	Includes PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Twelve Months Ended December 31, 2007 and 2006

(in thousands)

	Twelve months ended December 31, 2007				Twelve months ended December 31, 2006
SAME/NEW STORE RETAIL/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$316,831	$499	$737	$318,067	$312,976	$—	$3,836	$316,812
Expense reimbursements	145,626	33	437	146,096	140,035	—	2,002	142,037
Percentage rent	9,286	—	—	9,286	10,231	—	8	10,239
Lease termination revenue	1,615	—	—	1,615	3,052	—	153	3,205
Other real estate revenue	20,557	—	107	20,664	22,088	—	525	22,613

TOTAL REAL ESTATE REVENUE	493,915	532	1,281	495,728	488,382	—	6,524	494,906

Property operating expenses:
CAM and real estate taxes	(136,464)	(45)	(536)	(137,045)	(129,991)	—	(2,088)	(132,079)
Utilities	(26,039)	(16)	(259)	(26,314)	(24,413)	—	(991)	(25,404)
Other property operating expenses	(28,805)	(31)	(127)	(28,963)	(31,122)	—	(557)	(31,679)

TOTAL PROPERTY OPERATING EXPENSES	(191,308)	(92)	(922)	(192,322)	(185,526)	—	(3,636)	(189,162)

NET OPERATING INCOME	$302,607	$440	$359	$303,406	$302,856	$—	$2,888	$305,744

	Twelve months ended December 31, 2007				Twelve months ended December 31, 2006
SAME STORE COMPARISON	Malls	Power and Strip Centers	Total		Malls	Power and Strip Centers	Total
Real estate revenue:
Base rent	$286,912	$29,919	$316,831		$283,232	$29,744	$312,976
Expense reimbursements	138,863	6,763	145,626		133,732	6,303	140,035
Percentage rent	9,153	133	9,286		10,069	162	10,231
Lease termination revenue	1,589	26	1,615		3,030	22	3,052
Other real estate revenue	20,335	222	20,557		21,858	230	22,088

TOTAL REAL ESTATE REVENUE	456,852	37,063	493,915		451,921	36,461	488,382

Property operating expenses:
CAM and real estate taxes	(129,521)	(6,943)	(136,464)		(123,660)	(6,331)	(129,991)
Utilities	(25,794)	(245)	(26,039)		(24,240)	(173)	(24,413)
Other property operating expenses	(27,748)	(1,057)	(28,805)		(30,290)	(832)	(31,122)

TOTAL PROPERTY OPERATING EXPENSES	(183,063)	(8,245)	(191,308)		(178,190)	(7,336)	(185,526)

NET OPERATING INCOME	$273,789	$28,818	$302,607		$273,731	$29,125	$302,856

(1)	Includes PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Three months ended December 31,		Twelve months ended December 31,
	2007	2006 (1)	2007	2006 (1)
Income from continuing operations	$8,714	$18,808	$17,283	$28,729
Redemption of preferred shares	—	—	13,347	—
Dividends on preferred shares	—	(3,403)	(7,941)	(13,613)

Income from continuing operations allocable to common shareholders	8,714	15,405	22,689	15,116
Dividends on unvested restricted shares	(272)	(247)	(1,088)	(1,043)

Income from continuing operations used to calculate earnings per share	8,442	15,158	21,601	14,073
Minority interest in properties-continuing operations	—	50	—	155

Income from continuing operations used to calculate earnings per share - diluted	$8,442	$15,208	$21,601	$14,228

Income (loss) from discontinued operations used to calculate earnings per share	$(11)	$165	$5,878	$(708)
Basic earnings per share:
Income from continuing operations	$0.22	$0.42	$0.57	$0.39
Income (loss) from discontinued operations	—	—	0.16	(0.02)

Income per share - basic	$0.22	$0.42	$0.73	$0.37

Diluted earnings per share:
Income from continuing operations	$0.22	$0.42	$0.57	$0.39
Income (loss) from discontinued operations	—	—	0.16	(0.02)

Income per share - diluted	$0.22	$0.42	$0.73	$0.37

Weighted average of common shares outstanding	38,942	36,888	38,046	36,707
Weighted average of unvested restricted shares	(477)	(433)	(469)	(451)

Weighted average shares outstanding - basic	38,465	36,455	37,577	36,256
Weighted average effect of common share equivalents	211	586	325	599

Total weighted average shares outstanding - diluted	38,676	37,041	37,902	36,855

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended December 31,		Twelve months ended December 31,
	2007	2006(1)	2007	2006(1)
FUNDS FROM OPERATIONS (FFO)
Net income	$8,703	$18,973	$23,161	$28,021
Redemption of preferred shares	—	—	13,347	—
Dividends on preferred shares	—	(3,403)	(7,941)	(13,613)
Minority interest	530	2,165	2,105	3,288
Gains on sales of interests in real estate	—	—	(579)	—
Gains on sales of interests in discontinued operations	—	—	(6,699)	(1,414)
Depreciation and amortization: (2)
Wholly owned and consolidated partnerships	34,650	31,342	129,924	121,090
Unconsolidated partnerships	2,003	1,762	7,130	7,017
Discontinued operations	—	309	215	3,871

FFO	$45,886	$51,148	$160,663	$148,260

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$45,886	$51,148	$160,663	$148,260
Adjustments:
Straight line rent	(944)	(740)	(2,484)	(2,918)
Recurring capital expenditures	(7,946)	(6,763)	(17,579)	(15,172)
Tenant allowances	(4,511)	(5,622)	(14,294)	(18,521)
Capitalized leasing costs	(1,327)	(1,155)	(4,830)	(4,613)
Amortization of debt premium	(3,110)	(3,325)	(12,843)	(13,821)
Amortization of above- and below- market lease intangibles	28	(95)	(171)	101
Redemption of preferred shares	—	—	(13,347)	—

FAD	$28,076	$33,448	$95,115	$93,316

Weighted average of common shares outstanding	38,465	36,455	37,577	36,256
Weighted average of O.P. Units outstanding	2,409	3,960	3,308	4,083
Weighted average effect of common share equivalents	211	586	325	599

Total weighted average shares outstanding, including O.P. Units	41,085	41,001	41,210	40,938

Net income per diluted share	$0.22	$0.42	$0.73	$0.37
FFO per diluted share	$1.12	$1.25	$3.90	$3.62
FAD per diluted share	$0.68	$0.82	$2.31	$2.28
Dividend per Common Share	$0.57	$0.57	$2.28	$2.28
PAYOUT RATIOS
Payout Ratio of FFO			58.5%	63.0%
Payout Ratio of FAD			98.8%	100.0%

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.

(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.

Pennsylvania Real Estate Investment Trust

2007 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf		Annualized Tenant Improvements psf (1)
	Number	GLA	Previous	New	Dollar	Percentage
Previously Leased Space
1st Quarter	19	60,893	$29.86	$32.15	$2.30	7.7%	$0.54
2nd Quarter	29	72,929	25.61	30.94	5.33	20.8%	2.34
3rd Quarter	29	87,409	36.26	39.09	2.83	7.8%	2.61
4th Quarter	20	61,028	27.22	30.01	2.79	10.2%	5.27

Total/Average	97	282,259	$30.17	$33.52	$3.35	11.7%	$2.67
Previously Vacant Space
1st Quarter	37	235,070	$—	$23.54	$23.54	N/A	$6.83
2nd Quarter	48	169,889	—	26.05	26.05	N/A	4.49
3rd Quarter	29	134,218	—	24.71	24.71	N/A	7.48
4th Quarter	24	140,503	—	25.67	25.67	N/A	2.96

Total/Average	138	679,680	$—	$24.84	$24.84	N/A	$5.57
Renewal (2)
1st Quarter	93	386,965	$18.42	$21.02	$2.60	14.1%	$0.11
2nd Quarter	107	223,891	26.93	29.45	2.52	9.4%	0.02
3rd Quarter	79	230,501	20.11	20.52	0.40	2.0%	0.12
4th Quarter	92	309,289	19.37	20.58	1.21	6.3%	—

Total/Average	371	1,150,646	$20.67	$22.44	$1.77	8.6%	$0.06
Anchor Renewal
1st Quarter	1	100,115	$2.98	$2.98	$—	0.0%	$—
2nd Quarter	3	247,882	2.03	2.03	—	0.0%	—
3rd Quarter	1	130,178	2.91	2.91	—	0.0%	—
4th Quarter	2	185,418	2.66	2.66	—	0.0%	—

Total/Average	7	663,593	$2.52	$2.52	$—	0.0%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.

(2)	This category includes expansions, downsizings and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	December 31, 2007			December 31, 2006			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Enclosed Malls weighted average (1)	$30.53	90.4%	88.1%	$29.93	87.2%	86.6%	2.0%	3.2%	1.5%
Power and Strip Centers weighted average	$16.19	96.3%	94.1%	$15.81	96.9%	95.1%	2.4%	-0.6%	-1.1%
Retail Portfolio weighted average	$27.02	91.2%	89.1%	$26.75	88.4%	87.9%	1.0%	2.8%	1.1%
Consolidated Properties	$28.10	90.6%	88.2%	$27.91	87.4%	86.8%	0.7%	3.2%	1.3%
Unconsolidated Properties	$22.51	95.7%	93.9%	$21.85	96.3%	94.7%	3.0%	-0.6%	-0.8%
Same Properties	$27.28	91.2%	89.2%	$26.75	88.4%	87.9%	2.0%	2.8%	1.2%
New	$17.70	89.0%	80.0%	N/A	N/A	N/A	N/A	N/A	N/A

(1)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet was $13.51/sq ft as of December 31, 2007, and $12.93/sq ft as of December 31, 2006.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rents Per Square Foot

		December 31, 2007			December 31, 2006			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	40.4%
Lehigh Valley Mall		$38.98	$481	11.3%	$37.69	$492	17.6%	3.4%	-2.2%	-6.3%
Patrick Henry Mall		36.66	477	10.7%	35.21	460	10.4%	4.1%	3.6%	0.3%
Cherry Hill Mall		41.66	476	13.9%	41.18	477	13.5%	1.2%	-0.1%	0.4%
Woodland Mall		42.24	467	15.2%	42.75	379	19.7%	-1.2%	23.3%	-4.5%
Jacksonville Mall		30.41	458	9.7%	29.50	456	9.5%	3.1%	0.5%	0.2%
Willow Grove Park		41.80	437	13.9%	40.49	446	13.9%	3.2%	-2.0%	0.0%
Moorestown Mall		35.84	427	14.3%	36.76	422	13.4%	-2.5%	1.4%	0.9%
The Mall at Prince Georges		35.14	422	12.4%	30.89	452	11.6%	13.7%	-6.5%	0.8%
The Gallery at Market East		35.58	402	12.7%	35.70	413	12.0%	-0.3%	-2.6%	0.7%
Sales per square foot between $350 - $400	19.1%
Dartmouth Mall		29.09	394	11.9%	28.35	416	11.0%	2.6%	-5.5%	0.9%
Springfield Mall		32.02	388	13.2%	31.57	395	12.9%	1.4%	-1.6%	0.3%
Exton Square Mall		35.94	382	14.4%	36.12	390	14.4%	-0.5%	-2.0%	0.0%
Viewmont Mall		29.62	367	11.9%	30.92	382	11.3%	-4.2%	-3.9%	0.6%
Capital City Mall		31.42	365	11.0%	32.36	360	11.0%	-2.9%	1.4%	0.0%
Francis Scott Key Mall		25.78	364	10.0%	26.28	330	9.9%	-1.9%	10.4%	0.1%
Valley View Mall		28.96	364	11.6%	28.48	353	11.7%	1.7%	3.0%	-0.1%
Sales per square foot between $300 -$349	13.6%
Valley Mall		24.72	348	10.9%	24.42	364	10.0%	1.2%	-4.4%	0.9%
Wyoming Valley Mall		30.07	345	12.1%	28.73	346	11.6%	4.7%	-0.4%	0.5%
Cumberland Mall		26.54	314	12.5%	25.84	332	11.7%	2.7%	-5.2%	0.8%
Palmer Park Mall		24.18	312	10.8%	22.78	309	11.1%	6.2%	1.1%	-0.3%
Logan Valley Mall		25.29	300	11.6%	24.42	305	11.2%	3.6%	-1.5%	0.4%
Sales per square foot under $300	26.9%
Magnolia Mall		25.61	299	12.5%	25.21	311	12.7%	1.6%	-3.8%	-0.2%
Orlando Fashion Square		34.49	292	15.0%	34.01	325	14.7%	1.4%	-10.2%	0.3%
Wiregrass Commons		25.17	290	11.1%	24.73	305	10.2%	1.8%	-5.0%	0.9%
New River Valley Mall		24.99	290	9.8%	23.24	292	10.2%	7.5%	-0.6%	-0.4%
Uniontown Mall		21.09	289	10.7%	20.55	275	10.2%	2.7%	5.0%	0.5%
South Mall		23.20	287	11.2%	22.66	309	10.0%	2.4%	-7.2%	1.2%
Nittany Mall		21.12	284	10.9%	21.19	272	10.8%	-0.3%	4.3%	0.1%
North Hanover Mall		23.67	283	12.1%	21.39	300	10.2%	10.7%	-5.9%	1.9%
Washington Crown Center		20.96	280	11.6%	22.00	296	11.6%	-4.7%	-5.3%	0.0%
Gadsden Mall		23.16	279	10.5%	23.31	277	11.7%	-0.6%	0.7%	-1.2%
Crossroads Mall		20.66	279	9.5%	19.99	267	9.5%	3.3%	4.4%	0.0%
Phillipsburg Mall		25.33	269	13.4%	25.29	281	12.4%	0.1%	-4.1%	1.0%
Plymouth Meeting Mall		30.76	264	14.2%	28.86	274	13.8%	6.6%	-3.8%	0.4%
Lycoming Mall		20.63	262	11.5%	20.12	254	11.2%	2.5%	3.1%	0.3%
Beaver Valley Mall		23.53	262	14.6%	23.53	263	13.3%	0.0%	-0.4%	1.3%
Chambersburg Mall		19.80	215	12.1%	20.09	243	10.6%	-1.4%	-11.8%	1.5%
Voorhees Town Center		28.02	184	14.8%	29.35	199	16.2%	-4.5%	-7.4%	-1.4%

Enclosed Malls weighted average		$30.53	$358	12.4%	$29.93	$357	12.6%	2.0%	0.3%	-0.2%

Consolidated Properties		$30.02	$349	12.4%	$29.50	$349	12.2%	1.8%	0.2%	0.2%
Unconsolidated Properties		$36.49	$450	11.9%	$35.37	$456	16.1%	3.2%	-1.3%	-4.2%
Same Properties		$30.53	$358	12.4%	$29.93	$357	12.6%	2.0%	0.3%	-0.2%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.

(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy - Owned GLA (1)

	December 31, 2007		December 31, 2006		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	93.6%	86.3%	91.6%	81.6%	2.0%	4.7%
Capital City Mall	99.7%	99.4%	95.3%	92.0%	4.4%	7.4%
Chambersburg Mall	88.9%	76.3%	91.5%	81.7%	-2.6%	-5.4%
Cherry Hill Mall (2)	91.6%	91.6%	63.0%	94.8%	28.6%	-3.2%
Crossroads Mall	92.5%	82.7%	94.5%	87.2%	-2.0%	-4.5%
Cumberland Mall	97.8%	96.1%	97.6%	95.8%	0.2%	0.3%
Dartmouth Mall	95.8%	93.1%	96.3%	93.9%	-0.5%	-0.8%
Exton Square Mall	93.3%	85.4%	93.6%	86.0%	-0.3%	-0.6%
Francis Scott Key Mall	95.8%	91.4%	97.2%	93.9%	-1.4%	-2.5%
Gadsden Mall	91.7%	80.5%	92.5%	82.4%	-0.8%	-1.9%
The Gallery at Market East (3)	43.2%	85.4%	41.8%	81.8%	1.4%	3.6%
Jacksonville Mall	94.6%	89.1%	95.8%	91.4%	-1.2%	-2.3%
Lehigh Valley Mall	97.5%	96.6%	99.1%	98.7%	-1.6%	-2.1%
Logan Valley Mall	97.7%	94.5%	96.9%	92.6%	0.8%	1.9%
Lycoming Mall	95.6%	91.9%	96.6%	93.6%	-1.0%	-1.7%
Magnolia Mall	97.5%	94.5%	93.4%	83.5%	4.1%	11.0%
Moorestown Mall	89.6%	75.9%	86.5%	69.1%	3.1%	6.8%
New River Valley Mall	96.8%	94.6%	97.9%	96.3%	-1.1%	-1.7%
Nittany Mall	93.9%	87.6%	94.2%	88.3%	-0.3%	-0.7%
North Hanover Mall	92.1%	81.6%	75.1%	72.7%	17.0%	8.9%
Orlando Fashion Square	91.8%	82.6%	92.0%	83.0%	-0.2%	-0.4%
Palmer Park Mall	97.3%	91.3%	99.2%	97.5%	-1.9%	-6.2%
Patrick Henry Mall	98.8%	97.7%	95.6%	91.5%	3.2%	6.2%
Phillipsburg Mall	91.7%	80.9%	92.4%	82.3%	-0.7%	-1.4%
Plymouth Meeting Mall	80.8%	72.0%	84.2%	77.1%	-3.4%	-5.1%
The Mall at Prince Georges	97.6%	94.9%	97.3%	94.2%	0.3%	0.7%
South Mall	90.8%	82.7%	93.2%	87.3%	-2.6%	-4.6%
Springfield Mall	86.9%	86.9%	87.5%	87.5%	-0.6%	-0.6%
Uniontown Mall	94.2%	85.3%	94.6%	86.5%	-0.4%	-1.2%
Valley Mall	97.8%	96.1%	97.6%	95.8%	0.2%	0.3%
Valley View Mall	93.8%	91.3%	93.9%	91.5%	-0.1%	-0.2%
Viewmont Mall	98.5%	96.2%	99.2%	98.0%	-0.7%	-1.8%
Voorhees Town Center	62.2%	61.4%	28.7%	47.4%	33.5%	14.0%
Washington Crown Center	92.0%	85.2%	90.6%	82.6%	1.4%	2.6%
Willow Grove Park (2) (3)	70.6%	96.0%	66.1%	88.3%	4.5%	7.7%
Wiregrass Mall	83.4%	83.4%	86.0%	86.0%	-2.6%	-2.6%
Woodland Mall	89.4%	87.6%	89.3%	87.5%	0.1%	0.1%
Wyoming Valley Mall	91.9%	77.1%	92.7%	79.1%	-0.8%	-2.0%

Enclosed Malls weighted average	90.4%	88.1%	87.2%	86.6%	3.2%	1.5%

Consolidated Properties	90.1%	87.7%	86.8%	86.1%	3.3%	1.6%
Unconsolidated Properties	95.2%	93.8%	96.2%	95.0%	-1.0%	-1.2%
Same Properties	90.4%	88.1%	87.2%	86.6%	3.2%	1.5%

(1)

Reflects the decommissioning of space related to redevelopment activity. Space is decommissioned once tenant relocations have been completed and demolition/reconfiguration of the former space has commenced. Space is recommissioned once the first tenant in the new/reconfigured wing or area is open and the remaining space is in leasable condition.

(2)

The total occupancy percentages in 2006 for Cherry Hill Mall and Willow Grove Park include the former Strawbridge’s stores that are currently vacant, pending redevelopment. These vacant department stores represent 33.5% and 29.0% of the owned mall GLA for Cherry Hill Mall and Willow Grove Park, respectively.

(3)

The total occupancy percentages in 2007 for The Gallery at Market East and Willow Grove Park include the former Strawbridge’s stores that are currently vacant, pending redevelopment. These vacant department stores represents 51.5% and 27.7% of the owned mall GLA for The Gallery at Market East and Willow Grove Park, respectively.

Pennsylvania Real Estate Investment Trust

Power and Strip Center Rents Per Square Foot and Occupancy Percentages

	December 31, 2007			December 31, 2006			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Power and Strip Centers
Christiana Center	$20.83	100.0%	100.0%	$20.83	100.0%	100.0%	0.0%	0.0%	0.0%
Creekview	15.15	100.0%	100.0%	14.64	100.0%	100.0%	3.5%	0.0%	0.0%
Crest Plaza	16.95	96.6%	93.6%	16.91	96.6%	93.6%	0.3%	0.0%	0.0%
The Commons at Magnolia	13.77	98.8%	97.7%	13.27	92.0%	84.4%	3.8%	6.8%	13.3%
Metroplex Shopping Center	19.10	100.0%	100.0%	19.09	100.0%	100.0%	0.0%	0.0%	0.0%
New River Valley Center	17.53	80.7%	80.7%	N/A	N/A	N/A	N/A	N/A	N/A
Northeast Tower Center	15.28	96.6%	94.4%	14.73	95.9%	93.2%	3.7%	0.7%	1.2%
The Court at Oxford Valley	16.43	98.3%	97.2%	16.16	100.0%	100.0%	1.7%	-1.7%	-2.8%
Paxton Towne Centre	15.57	97.9%	96.8%	14.28	97.9%	97.0%	9.1%	0.0%	-0.2%
Red Rose Commons	13.86	99.2%	99.2%	13.86	99.2%	99.2%	0.0%	0.0%	0.0%
Springfield Park	21.73	90.9%	73.5%	21.68	90.9%	73.5%	0.2%	0.0%	0.0%
Sunrise Plaza	20.11	98.2%	64.8%	N/A	N/A	N/A	N/A	N/A	N/A
Whitehall Mall	11.83	90.1%	79.0%	11.77	90.1%	79.0%	0.4%	0.0%	0.0%

Weighted Average	$16.19	96.3%	94.1%	$15.81	96.9%	95.1%	2.4%	-0.6%	-1.0%

Consolidated Properties	$16.28	96.6%	94.2%	$15.47	97.6%	96.0%	5.2%	-1.0%	-1.8%
Unconsolidated Properties	$16.12	95.9%	93.9%	$16.05	96.4%	94.6%	0.5%	-0.5%	-0.7%
Same Properties	$16.14	96.9%	95.2%	$15.81	96.9%	95.1%	2.0%	0.0%	0.0%
New Properties	$17.70	89.0%	80.0%	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Stores	GLA	Number of Stores	GLA	Total Number of Stores	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	52	664,470	4	33,106	56	697,576	$13,666	$12,750	4.05%
Foot Locker, Inc.	78	406,566	5	16,060	83	422,626	8,847	8,347	2.65%
JC Penney Company, Inc.	23	2,281,660	6	824,327	29	3,105,987	6,999	6,999	2.23%
Limited Brands, Inc.	58	273,483	14	43,935	72	317,418	7,146	6,713	2.13%
Zale Corporation	84	66,880	1	289	85	67,169	5,965	5,641	1.79%
Sears Holding Corporation	24	2,796,396	6	881,839	30	3,678,235	5,445	5,302	1.69%
American Eagle Outfitters, Inc.	35	192,940	1	5,013	36	197,953	5,406	5,195	1.65%
Sterling Jewelers, Inc.	45	67,332	0	—	45	67,332	4,870	4,683	1.49%
Dick’s Sporting Goods	9	435,893	0	—	9	435,893	5,505	4,628	1.47%
Luxottica Group S.p.A.	54	129,300	1	548	55	129,848	4,305	3,972	1.26%
Transworld Entertainment Corp.	39	166,052	4	16,208	43	182,260	4,165	3,933	1.25%
The Finish Line, Inc.	36	169,561	1	4,336	37	173,897	3,765	3,714	1.18%
Regis Corporation	101	123,848	0	—	101	123,848	3,776	3,632	1.15%
Borders Group, Inc.	27	203,411	3	15,476	30	218,887	3,790	3,523	1.12%
Golden Gate Private Equity (4)	14	128,746	4	30,311	18	159,057	3,512	3,274	1.04%
Abercrombie & Fitch Co.	18	124,062	0	—	18	124,062	3,628	3,260	1.04%
Pacific Sunwear of California	36	128,121	2	7,246	38	135,367	3,359	3,208	1.02%
Hallmark Cards, Inc.	38	151,966	4	18,198	42	170,164	3,300	3,193	1.02%
Genesco, Inc.	60	74,793	0	—	60	74,793	3,159	3,094	0.98%
RadioShack	47	96,673	0	—	47	96,673	2,872	2,828	0.90%

Total Top 20 Tenants	878	8,682,153	56	1,896,892	934	10,579,045	$103,480	$97,889	31.12%

Total Retail Leases					3,606			$314,526	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Includes 18 Express stores.

Pennsylvania Real Estate Investment Trust

Lease Expirations

(dollars in thousands except psf amounts)

Non-Anchors (1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2007 and Prior	197	415,433	3.3%	10,185	9,720	3.5%	24.52
2008	420	1,041,713	8.4%	27,120	25,771	9.3%	26.03
2009	482	1,328,048	10.7%	32,582	31,570	11.3%	24.53
2010	466	1,571,541	12.6%	36,571	34,995	12.6%	23.27
2011	387	1,545,200	12.4%	36,818	33,072	11.9%	23.83
2012	293	1,115,003	9.0%	29,853	27,597	9.9%	26.77
2013	195	713,549	5.7%	16,516	15,300	5.5%	23.15
2014	154	571,324	4.6%	15,366	13,604	4.9%	26.90
2015	179	788,742	6.3%	20,283	17,933	6.4%	25.72
Thereafter	543	3,355,085	27.0%	74,485	68,949	24.8%	22.20

Total/Average	3,490	12,445,638	100.0%	$299,779	$278,510	100.0%	$24.09

Anchors (1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring (3)	Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (2)	Percent of PREIT's Total	Average Expiring Minimum Rent psf
Holdover	2	153,630	1.3%	$404	$404	1.1%	$2.63
2008	5	325,685	2.9%	933	933	2.6%	2.87
2009	9	915,799	8.0%	2,614	2,222	6.2%	2.85
2010	20	1,886,419	16.6%	5,410	5,410	15.0%	2.87
2011	23	1,893,066	16.6%	6,546	5,423	15.1%	3.46
2012	9	889,626	7.8%	2,165	2,129	5.9%	2.43
2013	12	1,010,702	8.9%	4,309	4,309	12.0%	4.26
2014	6	662,582	5.8%	2,081	2,081	5.8%	3.14
2015	1	85,212	0.7%	469	469	1.3%	5.50
Thereafter	29	3,560,444	31.3%	13,977	12,636	35.1%	3.93

Total/Average	116	11,383,165	100.0%	$38,908	$36,015	100.0%	$3.42

(1)	Only includes owned space.

(2)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Summary as of December 31, 2007

	Owned GLA
	Anchors	Non-anchors	Total	GLA Not Owned	Total GLA
Malls (1)
Beaver Valley Mall	511,267	446,011	957,278	204,770	1,162,048
Capital City Mall	204,301	285,758	490,059	120,000	610,059
Chambersburg Mall	241,690	212,666	454,356	—	454,356
Cherry Hill Mall	—	585,734	585,734	478,885	1,064,619
Crossroads Mall	256,248	195,528	451,776	—	451,776
Cumberland Mall	283,365	385,583	668,948	273,230	942,178
Dartmouth Mall	208,460	322,620	531,080	140,000	671,080
Exton Square Mall	440,301	369,959	810,260	277,468	1,087,728
Francis Scott Key Mall	291,620	280,904	572,524	139,333	711,857
Gadsden Mall	274,060	203,117	477,177	—	477,177
The Gallery at Market East (2)	683,471	397,478	1,080,949	—	1,080,949
Jacksonville Mall	242,115	233,691	475,806	—	475,806
Lehigh Valley Mall	212,000	561,627	773,627	371,986	1,145,613
Logan Valley Mall	454,387	324,493	778,880	—	778,880
Lycoming Mall	321,441	380,926	702,367	120,000	822,367
Magnolia Mall	343,118	277,942	621,060	—	621,060
Moorestown Mall	408,356	311,202	719,558	321,200	1,040,758
New River Valley Mall	175,306	263,192	438,498	—	438,498
Nittany Mall	221,462	215,654	437,116	95,000	532,116
North Hanover Mall	206,792	154,415	361,207	—	361,207
Orlando Fashion Square	491,999	433,941	925,940	155,576	1,081,516
Palmer Park Mall	314,235	143,459	457,694	—	457,694
Patrick Henry Mall	279,619	294,988	574,607	140,000	714,607
Phillipsburg Mall	326,170	252,377	578,547	—	578,547
Plymouth Meeting Mall	188,429	410,407	598,836	214,635	813,471
The Mall at Prince Georges	479,619	434,198	913,817	—	913,817
South Mall	188,858	216,347	405,205	—	405,205
Springfield Mall	—	221,653	221,653	367,176	588,829
Uniontown Mall	421,378	276,786	698,164	—	698,164
Valley Mall	280,549	373,515	654,064	243,400	897,464
Valley View Mall	96,357	247,191	343,548	254,596	598,144
Viewmont Mall	386,262	243,665	629,927	120,000	749,927
Voorhees Town Center	4,404	229,034	233,438	396,783	630,221
Washington Crown Center	245,401	290,475	535,876	140,095	675,971
Willow Grove Park (3)	443,430	345,978	789,408	413,121	1,202,529
Wiregrass Commons	—	229,798	229,798	403,163	632,961
Woodland Mall	71,000	413,121	484,121	725,186	1,209,307
Wyoming Valley Mall	592,110	321,706	913,816	—	913,816

Total Malls (38 properties)	10,789,580	11,787,139	22,576,719	6,115,603	28,692,322

Power and Strip Centers
Christiana Center	190,814	111,595	302,409	—	302,409
Creekview	—	136,086	136,086	288,916	425,002
Crest Plaza	53,445	60,826	114,271	143,130	257,401
The Commons at Magnolia	50,571	52,723	103,294	126,200	229,494
Metroplex Shopping Center	67,185	410,276	477,461	300,729	778,190
New River Valley Center	—	156,073	156,073	—	156,073
Northeast Tower Center	119,388	182,536	301,924	175,311	477,235
The Court at Oxford Valley	176,831	280,072	456,903	247,623	704,526
Paxton Towne Centre	151,627	277,836	429,463	273,058	702,521
Red Rose Commons	—	263,452	263,452	199,590	463,042
Springfield Park	83,539	43,432	126,971	145,669	272,640
Sunrise Plaza	132,874	7,100	139,974	—	139,974
Whitehall Mall	294,635	262,422	557,057	—	557,057

Total Power and Strip Centers (13 properties)	1,320,909	2,244,429	3,565,338	1,900,226	5,465,564

CONSOLIDATED PROPERTIES	11,276,299	11,988,634	23,264,933	6,383,056	29,647,989
UNCONSOLIDATED PROPERTIES	834,190	2,042,934	2,877,124	1,632,773	4,509,897
TOTAL PROPERTIES	12,110,489	14,031,568	26,142,057	8,015,829	34,157,886

(1)	Does not include 108,100 sf anchor pad leased to Bon-Ton at the Westgate Shopping Center in Bethlehem, PA, with an expiration date of 11/23/2010.

(2)	Includes 556,200 square feet of anchor space subject to redevelopment plans.

(3)	Includes 218,430 square feet of anchor space under redevelopment.

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2007

Properties (1)	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors / Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	16	Boscov’s JC Penney Macy’s Sears	9/30/18 9/30/17 (2) 8/15/11
Capital City Mall Camp Hill, PA	100%	2003	1974/2005	2	JC Penney Macy’s Sears	11/30/10 (2) 7/28/09
Chambersburg Mall Chambersburg, PA	100%	2003	1982	25	Bon-Ton JC Penney Sears Value City	1/28/11 3/31/12 2/9/10 8/31/07
Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/1990	17	JC Penney Macy’s	(2) (2)
Crossroads Mall (3) Beckley, WV	100%	2003	1981	26	Belk JC Penney Sears	11/4/08 12/31/11 3/31/11
Cumberland Mall Vineland, NJ	100%	2005	1973/2003	4	Boscov’s BJ's Home Depot JC Penney Value City	(2) (2) 10/31/19 11/30/08 7/31/13
Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	7	JC Penney Macy’s Sears	7/31/09 (2) 4/12/16
Exton Square Mall (3) Exton, PA	100%	2003	1973/2000	7	Boscov’s JC Penney K-Mart Macy’s Sears	10/31/19 5/31/20 (2) (2) 1/31/20
Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	16	JC Penney Macy’s Sears Value City	9/30/11 (2) 7/31/13 6/30/10
Gadsden Mall Gadsden, AL	100%	2005	1974/1990	17	Belk Sears	7/31/14 3/5/09
The Gallery at Market East (3) Philadelphia, PA	100%	2003	1977/1990	17	Burlington Coat Factory	2/28/32
Jacksonville Mall Jacksonville, NC	100%	2003	1981/1998	9	Belk JC Penney Sears	8/21/11 8/31/10 8/4/11
Lehigh Valley Mall (4) Allentown, PA	50%	1973	1977/2007	0	Boscov’s JC Penney Macy’s	(2) (2) 7/31/12
Logan Valley Mall Altoona, PA	100%	2003	1960/1997	10	JC Penney Macy’s Sears	1/31/17 1/31/10 10/31/16
Lycoming Mall Pennsdale, PA	100%	2003	1978/1990	17	Bon-Ton JC Penney Macy’s Sears Value City	7/31/11 10/31/10 (2) 7/31/13 7/31/08
Magnolia Mall Florence, SC	100%	1997	1979/1992	15	Belk JC Penney Sears	1/31/11 3/31/12 10/16/09
Moorestown Mall Moorestown, NJ	100%	2003	1963/2000	7	Boscov’s Lord & Taylor Macy’s Sears	10/31/10 (2) (2) 10/5/22
New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	0	Belk JC Penney Sears	4/19/11 3/31/13 8/2/13
Nittany Mall State College, PA	100%	2003	1968/1990	17	Bon-Ton JC Penney Macy’s Sears	1/31/08 7/31/10 (2) 8/31/10
North Hanover Mall Hanover, PA	100%	2003	1967/1999	8	Dick’s Sporting Goods JC Penney Sears	1/31/18 1/31/11 11/30/09

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2007 (continued)

Properties (1)	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors /Major Tenants	Lease Expiration
Orlando Fashion Square (3) Orlando, FL	100%	2004	1973/2003	4	Dillard’s JC Penney Macy’s Sears	1/31/14 4/30/13 10/31/71 (2)
Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	9	Bon-Ton Boscov’s	7/25/14 10/31/18
Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	2	Dick’s Sporting Goods Dillard’s JC Penney Macy’s	1/31/22 9/22/13 1/31/15 (2)
Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	4	Bon-Ton JC Penney Kohl’s Sears	1/31/10 3/31/10 1/31/25 4/30/09
Plymouth Meeting Mall (3) Plymouth Meeting, PA	100%	2003	1966/1999	8	AMC Theater Boscov’s Macy’s	12/31/18 10/31/16 (2)
The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	3	JC Penney Macy’s Target	7/31/11 10/31/18 1/31/10
South Mall Allentown, PA	100%	2003	1975/1992	15	Bon-Ton Stein Mart Steve & Barry’s	1/28/11 10/31/11 1/31/11
Springfield Mall Springfield, PA	50%	2005	1974/1997	10	Macy's	(2)
Uniontown Mall (3) Uniontown, PA	100%	2003	1972/1990	17	Bon-Ton JC Penney Roomful Express Furn. Sears Teletech Customer Care Value City	1/31/11 10/31/10 3/26/10 2/25/13 6/30/08 7/31/07
Valley Mall Hagerstown, MD	100%	2003	1974/1999	8	Bon-Ton JC Penney Macy’s Sears	1/31/14 10/3/09 (2) (2)
Valley View Mall La Crosse, WI	100%	2003	1980/2001	6	Herberger’s JC Penney Macy’s Sears	(2) 7/31/10 (2) (2)
Viewmont Mall Scranton, PA	100%	2003	1968/2006	1	JC Penney Macy’s Sears	10/31/10 (2) 12/31/10
Voorhees Town Center (3) Voorhees, NJ	100%	2003	1970/2007	0	Boscov’s Macy’s	(2) (2)
Washington Crown Center Washington, PA	100%	2003	1969/1999	8	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/10 7/24/13 (2) 8/17/09
Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	6	Bloomingdale’s Macy’s Sears	(2) 1/31/22 (2)
Wiregrass Commons (3) Dothan, AL	100%	2003	1986/1999	8	Dillard’s JC Penney McRae’s Parisian	(2) (2) (2) (2)
Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	9	JC Penney Kohl’s Macy’s Sears	(2) 1/31/19 (2) (2)
Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1974/2006	1	Bon-Ton JC Penney Macy’s Sears	1/31/12 4/30/12 1/31/12 8/1/11

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2007 (continued)

Properties (1)	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors / Major Tenants	Lease Expiration
POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	9	Costco Dick’s Sporting Goods	9/30/18 11/30/13
Creekview Warrington, PA	100%	1999	2001	6	Genuardi’s Lowe’s Target	12/31/21 (2) (2)
Metroplex Shopping Center (4) Plymouth Meeting, PA	50%	1999	2001	6	Giant Food Store Lowe’s Target	2/28/21 (2) (2)
New River Valley Center Christiansburg, VA	100%	2005	2007	0	Bed, Bath & Beyond Best Buy Staples	1/31/18 1/31/17 11/30/17
Northeast Tower Center Philadelphia, PA	100%	1998	1997	10	Home Depot Raymour & Flanigan Wal-Mart	(2) (2) 1/31/14
The Court at Oxford Valley (4) Langhorne, PA	50%	1997	1996	11	Best Buy BJ’s Dick’s Sporting Goods Home Depot Linens ‘n Things	12/31/11 (2) 4/30/11 (2) 2/28/17
Paxton Towne Centre Harrisburg, PA	100%	1999	2001	6	Costco Kohl’s Target Weis Markets	(2) 1/25/21 (2) 11/30/20
Red Rose Commons (4) Lancaster, PA	50%	1998	1998	9	Home Depot Weis Markets	(2) (2)
Sunrise Plaza Lacey Township, NJ	100%	2005	2007	0	Home Depot	1/31/38
Whitehall Mall (4) Allentown, PA	50%	1964	1964/1998	9	Bed, Bath & Beyond Kohl’s Sears	1/31/10 3/9/17 9/18/11
STRIP CENTERS
Crest Plaza Allentown, PA	100%	1964	1959/2003	4	Target Weis Market	(2) 10/31/14
The Commons at Magnolia Florence, SC	100%	1999	1991/2002	5	Bed, Bath & Beyond Goody’s Target	1/31/13 5/31/12 (2)
Springfield Park Springfield, PA	50%	1997/1998	1997/1998	9	Bed, Bath & Beyond LA Fitness Target	1/31/09 3/31/17 (2)

(1)	Does not include 108,100 sf anchor pad leased to Bon-Ton at the Westgate Shopping Center in Bethlehem, PA, with an expiration date of 11/23/2010.

(2)	Space is not owned by PREIT.

(3)	Properties are subject to a ground lease.

(4)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	December 31, 2007				December 31, 2006
	GAAP	Share of Unconsolidated Partnerships	Assets Held for Sale	Total	GAAP	Share of Unconsolidated Partnerships	Assets Held for Sale	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,074,562	$203,671	$—	$3,278,233	$2,909,862	$183,552	$—	$3,093,414
Construction in progress	287,116	1,834	—	288,950	216,892	3,670	—	220,562
Land held for development	5,616	172	—	5,788	5,616	166	—	5,782
Other properties	—	—	—	—	—	—	1,339	1,339

TOTAL INVESTMENTS IN REAL ESTATE	3,367,294	205,677	—	3,572,971	3,132,370	187,388	1,339	3,321,097
Accumulated depreciation	(401,502)	(45,458)		(446,960)	(306,893)	(39,188)	—	(346,081)

Net investments in real estate	2,965,792	160,219	—	3,126,011	2,825,477	148,200	1,339	2,975,016

Investments in partnerships, at equity	36,424	(36,424)		—	38,621	(38,621)	—	—
Other assets:
Cash and cash equivalents	27,925	5,302	—	33,227	15,808	2,919	—	18,727
Rents and other receivables (2)	49,094	9,755	—	58,849	46,065	9,861	—	55,926
Assets held for sale	—	—	—	—	1,401	—	(1,339)	62
Intangible assets, net	104,136	873	—	105,009	139,117	1,191	—	140,308
Deferred costs and other assets, net	80,703	8,452	—	89,155	79,120	8,733	—	87,853

TOTAL OTHER ASSETS	298,282	(12,042)	—	286,240	320,132	(15,917)	(1,339)	302,876
TOTAL ASSETS	$3,264,074	$148,177	$—	$3,412,251	$3,145,609	$132,283	$—	$3,277,892

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,643,122	$188,089	$—	$1,831,211	$1,572,908	$189,940	$—	$1,762,848
Debt premium on mortgage notes payable	13,820	—	—	13,820	26,663	—	—	26,663
Exchangeable notes	287,500	—	—	287,500	—	—	—	—
Credit Facility	330,000	—	—	330,000	332,000	—	—	332,000
Notes payable	—	—	—	—	1,148	—	—	1,148
Distributions in excess of partnership investments	49,166	(49,166)	—	—	63,439	(63,439)	—	—
Liabilities related to assets held for sale	—	—	—	—	34	—	—	34
Other liabilities	127,591	9,254	—	136,845	105,754	5,782	—	111,536

TOTAL LIABILITIES	2,451,199	148,177	—	2,599,376	2,101,946	132,283	—	2,234,229

MINORITY INTEREST	55,256	—	—	55,256	114,363	—	—	114,363

Shareholders’ equity:
Shares of beneficial interest at $1 par	39,134	—	—	39,134	36,947	—	—	36,947
Preferred shares at $0.01 par	—	—	—	—	25	—	—	25
Capital contributed in excess of par	818,966	—	—	818,966	917,322	—	—	917,322
Accumulated other comprehensive income (loss)	(6,968)	—	—	(6,968)	7,893	—	—	7,893
Distributions in excess of net income	(93,513)	—	—	(93,513)	(32,887)	—	—	(32,887)

TOTAL SHAREHOLDERS’ EQUITY	757,619	—	—	757,619	929,300	—	—	929,300

TOTAL LIABILITIES’ MINORITY INTERESTS AND SHAREHOLDERS' EQUITY	$3,264,074	$148,177	$—	$3,412,251	$3,145,609	$132,283	$—	$3,277,892

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $25.1 million ($21.8 million wholly owned, $3.3 million partnership) and $22.6 million ($19.4 million wholly owned, $3.2 million partnership) for December 31, 2007 and December 31, 2006, respectively.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	December 31, 2007				December 31, 2006
	Malls	Power and Strip Centers	Corporate and Other Properties	Total	Malls	Power and Strip Centers	Corporate and Other Properties	Total
ASSETS
Investments in real estate:
Investments in real estate, at cost	$2,943,305	$318,541	$22,175	$3,284,021	$2,808,939	$278,202	$13,394	$3,100,535
Construction in progress	176,607	18,718	93,625	288,950	117,871	(8)	102,699	220,562
Accumulated depreciation	(379,637)	(66,210)	(1,113)	(446,960)	(288,069)	(57,323)	(689)	(346,081)

Net investments in real estate	2,740,275	271,049	114,687	3,126,011	2,638,741	220,871	115,404	2,975,016

Other assets:
Cash	19,076	1,723	12,428	33,227	13,362	1,514	3,851	18,727
Rents and other receivables (2)	42,095	12,370	4,384	58,849	38,379	13,074	4,473	55,926
Assets held for sale	—	—	—	—	—	52	10	62
Intangible assets, net	93,204	—	11,805	105,009	128,503	—	11,805	140,308
Deferred costs and other assets, net	49,889	9,847	29,419	89,155	46,424	10,129	31,300	87,853

Total other assets	204,264	23,940	58,036	286,240	226,668	24,769	51,439	302,876
TOTAL ASSETS	$2,944,539	$294,989	$172,723	$3,412,251	$2,865,409	$245,640	$166,843	$3,277,892

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,741,022	$90,189	$—	$1,831,211	$1,670,436	$92,412	$—	$1,762,848
Debt premium on mortgage notes payable	13,561	259	—	13,820	26,052	611	—	26,663
Exchangeable notes	—	—	287,500	287,500	—	—	—	—
Credit Facility	—	—	330,000	330,000	—	—	332,000	332,000
Notes payable	—	—	—	—	1,148	—	—	1,148
Liabilities related to assets held for sale	—	—	—	—	—	15	19	34
Other liabilities	63,998	1,693	71,154	136,845	56,468	2,962	52,106	111,536

TOTAL LIABILITIES	1,818,581	92,141	688,654	2,599,376	1,754,104	96,000	384,125	2,234,229

MINORITY INTEREST	—	—	55,256	55,256	—	—	114,363	114,363

Shareholders’ equity:
Shares of beneficial interest at $1 par	—	—	39,134	39,134	—	—	36,947	36,947
Preferred shares at $0.01 par	—	—	—	—	—	—	25	25
Capital contributed in excess of par	—	—	818,966	818,966	—	—	917,322	917,322
Accumulated other comprehensive income (loss)	—	—	(6,968)	(6,968)	—	—	7,893	7,893
Distributions in excess of net income	—	—	(93,513)	(93,513)	—	—	(32,887)	(32,887)
Net investment	1,125,958	202,848	(1,328,806)	—	1,111,305	149,640	(1,260,945)	—

TOTAL SHAREHOLDERS’ EQUITY	1,125,958	202,848	(571,187)	757,619	1,111,305	149,640	(331,645)	929,300

TOTAL LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS’ EQUITY	$2,944,539	$294,989	$172,723	$3,412,251	$2,865,409	$245,640	$166,843	$3,277,892

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $25.1 million ($21.8 million wholly owned, $3.3 million partnership) and $22.6 million ($19.4 million wholly owned, $3.2 million partnership) for December 31, 2007 and December 31, 2006, respectively.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	December 31, 2007				December 31, 2006
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$66,992	$30	$10,482	$56,540	$58,490	$1,024	$7,745	$51,769
Capital City Mall	94,265	384	11,100	83,549	91,929	203	7,703	84,429
Chambersburg Mall	36,356	—	4,260	32,096	36,269	—	3,166	33,103
Cherry Hill Mall	233,449	33,621	25,144	241,926	210,153	21,319	19,115	212,357
Crossroads Mall	34,094	—	4,754	29,340	33,441	—	3,500	29,941
Cumberland Mall	58,385	—	3,871	54,514	56,338	1,072	2,409	55,001
Dartmouth Mall	61,088	—	19,178	41,910	60,692	70	16,487	44,275
Exton Square Mall	146,247	—	16,256	129,991	145,590	27	12,930	132,687
Francis Scott Key Mall	70,056	—	8,038	62,018	67,712	240	5,583	62,369
Gadsden Mall	52,262	1,522	3,667	50,117	51,636	—	2,349	49,287
The Gallery at Market East	80,273	30,210	9,002	101,481	78,426	26,243	6,768	97,901
Jacksonville Mall	68,594	3,255	8,193	63,656	68,123	77	6,128	62,072
Logan Valley Mall	93,781	—	12,802	80,979	93,042	—	9,560	83,482
Lycoming Mall	72,843	357	7,555	65,645	70,370	1,511	5,022	66,859
Magnolia Mall	82,063	3,036	15,338	69,761	67,429	4,684	12,705	59,408
Moorestown Mall	80,669	3,637	13,805	70,501	77,025	217	10,873	66,369
New River Valley Mall	56,562	123	5,499	51,186	40,918	9,064	2,979	47,003
Nittany Mall	41,964	—	5,073	36,891	41,708	—	3,735	37,973
North Hanover Mall	37,075	15,758	4,017	48,816	30,049	445	2,782	27,712
Orlando Fashion Square	113,134	154	9,412	103,876	112,113	204	6,232	106,085
Palmer Park Mall	34,484	—	9,606	24,878	33,847	—	8,616	25,231
Patrick Henry Mall	138,263	—	16,143	122,120	136,694	207	10,876	126,025
Phillipsburg Mall	52,304	21	5,822	46,503	50,900	430	4,296	47,034
Plymouth Meeting Mall	64,699	38,473	10,894	92,278	62,978	21,851	8,555	76,274
The Mall at Prince Georges	99,641	—	22,192	77,449	97,788	679	18,649	79,818
Schuylkill Mall	—	—	—	—	8,411	—	1,062	7,349
South Mall	28,905	—	3,268	25,637	28,589	15	2,418	26,186
Uniontown Mall	36,782	—	5,275	31,507	36,337	—	3,904	32,433
Valley Mall	89,003	995	11,786	78,212	86,977	268	8,792	78,453
Valley View Mall	66,570	—	7,073	59,497	65,884	28	5,177	60,735
Viewmont Mall	85,520	36	8,519	77,037	81,753	264	6,024	75,993
Voorhees Town Center	24,104	18,659	3,407	39,356	16,634	5,746	4,149	18,231
Washington Crown Center	40,183	—	7,536	32,647	41,581	—	5,843	35,738
Westgate Anchor Pad	3,450	—	—	3,450	3,450	—	—	3,450
Willow Grove Park	186,092	25,204	27,888	183,408	177,536	18,664	22,357	173,843
Wiregrass Commons	37,031	234	4,357	32,908	38,255	42	3,271	35,026
Woodland Mall	179,785	45	11,398	168,432	178,296	—	5,660	172,636
Wyoming Valley Mall	102,861	420	10,628	92,653	98,700	577	7,325	91,952

Total Consolidated Malls	2,849,829	176,174	363,238	2,662,765	2,736,063	115,171	274,745	2,576,489
Unconsolidated Malls
Lehigh Valley Mall	39,011	143	11,841	27,313	18,741	2,610	10,824	10,527
Springfield Mall	54,465	290	4,558	50,197	54,135	90	2,500	51,725

Total Unconsolidated Malls	93,476	433	16,399	77,510	72,876	2,700	13,324	62,252

TOTAL MALLS	$2,943,305	$176,607	$379,637	$2,740,275	$2,808,939	$117,871	$288,069	$2,638,741

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	December 31, 2007				December 31, 2006
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Power Centers/Strips
Christiana Center	$40,935	$—	$8,796	$32,139	$40,935	$—	$7,656	$33,279
Creekview	19,098	—	5,605	13,493	19,098	—	4,689	14,409
Crest Plaza	16,432	—	3,801	12,631	16,238	(9)	3,139	13,090
The Commons at Magnolia	10,119	—	2,526	7,593	9,724	—	2,131	7,593
New River Valley Center	21,378	4,816	164	26,030	—	—	—	—
Northeast Tower Center	33,630	—	5,804	27,826	33,748	—	5,119	28,629
Paxton Towne Centre	54,056	9	11,062	43,003	54,056	1	9,414	44,643
Sunrise Plaza	18,519	13,893	199	32,213	—	—	—	—

Total Consolidated Power Centers/Strips	214,167	18,718	37,957	194,928	173,799	(8)	32,148	141,643
Unconsolidated Power Centers/Strips
Metroplex Shopping Center	42,025	—	10,656	31,369	42,024	—	9,113	32,911
The Court at Oxford Valley	27,847	—	6,757	21,090	27,735	—	6,151	21,584
Red Rose Commons	11,753	—	2,613	9,140	11,934	—	2,290	9,644
Whitehall Mall	15,689	—	7,166	8,523	15,664	—	6,684	8,980
Springfield Park	7,060	—	1,061	5,999	7,046	—	937	6,109

Total Unconsolidated Power Centers/Strips	104,374	—	28,253	76,121	104,403	—	25,175	79,228

TOTAL POWERS AND STRIP CENTERS	$318,541	$18,718	$66,210	$271,049	$278,202	$(8)	$57,323	$220,871

Development Properties
The Plaza at Magnolia	$—	$523	$—	$523	$—	$6,885	$—	$6,885
Monroe Marketplace	—	23,559	—	23,559	—	6,313	—	6,313
New Garden Town Center	—	38,764	—	38,764	—	34,793	—	34,793
Springhills	—	29,378	—	29,378	—	26,086	—	26,086
Total Development Properties	—	92,224	—	92,224	—	74,077	—	74,077

Unconsolidated Development Properties
Pavilion at Market East	5,821	1,401	806	6,416	6,273	970	689	6,554

Total Unconsolidated Development Properties	5,821	1,401	806	6,416	6,273	970	689	6,554
Other Properties
P&S Building	1,339	—	307	1,032	1,339	—	—	1,339
Plymouth Commons	9,227	—	—	9,227	—	—	—	—
Land held for development - consolidated	5,616	—	—	5,616	5,616	—	—	5,616
Land held for development - unconsolidated	172	—	—	172	166	—	—	166

Total Other Properties	$16,354	$—	$307	$16,047	$7,121	$—	$—	$7,121

TOTAL INVESTMENT IN REAL ESTATE	$3,284,021	$288,950	$446,960	$3,126,011	$3,100,535	$192,910	$346,081	$2,947,364

CONSOLIDATED PROPERTIES	$3,080,178	$287,116	$401,502	$2,965,792	$2,916,817	$189,240	$306,893	$2,799,164
UNCONSOLIDATED PROPERTIES	203,843	1,834	45,458	160,219	183,718	3,670	39,188	148,200

TOTAL INVESTMENT IN REAL ESTATE	$3,284,021	$288,950	$446,960	$3,126,011	$3,100,535	$192,910	$346,081	$2,947,364

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of December 31, 2007

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST (in millions)	PREIT’S INVESTMENT (in millions)	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
ENCLOSED MALL
Lehigh Valley Mall Allentown, PA	$22.2	$19.5	8.4%	2006	2007

•        Opening 140,000 sf Lifestyle component, including a 30,000 sf Barnes & Noble, shops and restaurants;

•        Demolished 10,000 sf outparcel as part of this project;

•        Approximately 110,000 sf opened in 2007 and the remaining 30,000 sf to open in 2008. Ann Taylor, Ann Taylor Loft, Apple, Barnes & Noble, Bonefish Grill, Bravo, Chico's, Coach, Coldstone Creamery, Coldwater Creek, J. Crew, Pottery Barn, Sephora, Soma, White House/Black Market, Williams-Sonoma and Yankee Candle opened in 2007.

•        Net increase in property GLA is approximately 130,000 sf.

Jacksonville Mall Jacksonville, NC	8.3	3.5	8.0%	2007	2008
• Opening 28,000 sf Barnes & Noble (13,000 sf of new GLA). • Phase I of the project will be completed in May 2008 with the opening of Barnes & Noble.
Moorestown Mall Moorestown, NJ	13.7	5.9	8.2%	2007	2008

•        Opened 16,000 sf Lane Furniture in September 2007 (8,000 sf of new GLA);

•        Opening 15,000 sf Eastern Mountain Sports (4,000 sf of new GLA);

•        Opening 6,000 sf of outparcel restaurants;

•        Creating 3 spaces with exterior frontage in approximately 6,000 sf of unleasable space (new GLA); -Updating the entrances and facades;

•        Net increase in property GLA will be approximately 24,000 sf.

Willow Grove Park Willow Grove, PA	39.1	32.2	6.5%	2007	2008

•        Opening 194,000 sf Boscov’s and 22,000 sf of restaurants in the former 229,000 sf Strawbridge's. Included in the 22,000 sf of restaurants is a 10,000 sf The Cheesecake Factory that opened during September 2007;

•        Net reduction in property GLA will be approximately 13,000 sf.

North Hanover Mall Hanover, PA	35.1	22.4	7.8%	2007	2009

•        Opening 172,000 sf Boscov’s in the former 70,000 sf Bon-Ton anchor and absorbing 12,000 sf of existing in-line space (90,000 sf of new GLA);

•        Opened 50,000 sf Dick’s Sporting Goods in October 2007 in the former 63,000 sf Black Rose Antiques location (net decrease in GLA of 13,000 sf);

•        Relocated and downsized Black Rose Antiques to 15,000 sf of previously vacant space in adjacent strip center;

•        Net increase in property GLA will be approximately 77,000 sf.

Plymouth Meeting Mall Plymouth Meeting, PA	83.9	39.8	8.6%	2007	2009

•        Opening 65,000 sf Whole Foods Market;

•        Opening four restaurant outparcels (Benihana, California Pizza Kitchen, P.F. Chang's China Bistro and Redstone American Grill), totaling 34,000 sf;

•        Opening 39,000 sf of retail space; -Opening 4,000 sf Citibank outparcel;

•        Net increase in property GLA will be approximately 142,000 sf.

Cherry Hill Mall Cherry Hill, NJ	197.7	56.7	7.1%	2007	2009

•        Opening a two-level, 138,000 sf Nordstrom (anticipated spring of 2009);

•        Opening 88,000 sf of new in-line retail space in the former food court and Strawbridge’s area;

•        Opening 72,000 sf from a combination of a Bistro Row and parking deck restaurants;

•        Opened Crate & Barrel and The Container Store in November 2007 on two outparcels totaling 59,000 sf;

•        Net increase in total property GLA will be approximately 95,000 sf.

MIXED USE
Voorhees Town Center Voorhees, NJ	79.3	27.6	9.2%	2007	2009

•        Phase I - Reduced mall GLA by 470,000 sf to 654,000 sf and opening 26,000 sf of outparcel space;

•        Phase II - Opening a mixed use town center of approximately 200,000 sf;

•        Phase III - Opening 425 residential units which are expected to be constructed by our ground lessee and its affiliates;

•        Net reduction in property GLA will be approximately 244,000 sf.

Pennsylvania Real Estate Investment Trust

Development Property Summary as of December 31, 2007

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’s PROJECTED SHARE OF COST (in millions)	PREIT’s INVESTMENT (in millions)	EXPECTED STABILIZED NOI CAP	CONSTRUCTION START DATE	EXPECTED DATE OF COMPLETION	% LEASED	% OCCUPIED
OPERATING PROPERTIES WITH DEVELOPMENT ACTIVITY
POWER CENTERS
New River Valley Center (2) Christiansburg, VA	164,000	$29.2	$26.5	8.1%	2006	2008	100%	77%
The power center adjacent to the existing New River Valley Mall is near completion. Shoe Carnival, Best Buy, Bed Bath & Beyond, PetSmart, Old Navy, Staples, Panera Bread and Banfield, The Pet Hospital opened in 2007. Ross and Olive Garden are expected to open during the first quarter of 2008.
Sunrise Plaza (2) Forked River, NJ	276,000	39.1	32.5	6.2%	2006	2009	58%	48%
A retail shopping center anchored by a 133,000 square foot Home Depot that opened in October 2007. The balance of the center is comprised of in-line stores and outparcels, including a 20,000 square foot Staples.
DEVELOPMENT PROPERTIES
POWER CENTERS
Monroe Marketplace Selinsgrove, PA	662,000	80.9	23.6	8.1%	2007	2008	48%	0%
A 662,000 square foot power center will be developed, including Target, Giant Food Store, Dick’s Sporting Goods, Michael’s, and Staples.
MIXED USE
New Garden Town Center New Garden Township, PA	715,000	82.1	38.8	9.4%	2008	2009	0%	0%
The planned development includes retail and other uses.
Springhills Gainesville, FL	TBD	TBD	29.4	TBD	TBD	TBD	0%	0%
540 acres of land were acquired in 2006. Site development is subject of litigation commenced by the Company in June 2007 following action by the Alachua County Board of Supervisors refusing to authorize the Company's development plans.
OTHER
Pavilion at Market East Philadelphia, PA	TBD	TBD	1.4	TBD	TBD	TBD	N/A	0%
The Partnership’s development plans for the Pavilion at Market East are under review. The Company retains a 40% interest in the partnership.

(1)	Includes tenants that purchased their respective land.

(2)	Sunrise Plaza and New River Valley Center are considered operating properties, and are not counted as development properties.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended December 31, 2007			Twelve months ended December 31, 2007
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental	$50,877	$4,892	$55,769	$155,257	$17,688	$172,945
GLA and/or anchor replacement
New development projects	7,536	—	7,536	58,271	41	58,312
Renovation with no incremental GLA	—	—	—	3,465	—	3,465
Tenant allowances	4,511	—	4,511	14,249	45	14,294
Recurring capital expenditures:
CAM expenditures	6,256	337	6,593	12,848	537	13,385
Non-CAM expenditures	1,354	—	1,354	4,010	184	4,194

Total recurring capital expenditures	7,610	337	7,947	16,858	721	17,579

Total	$70,534	$5,229	$75,763	$248,100	$18,495	$266,595

Pennsylvania Real Estate Investment Trust

Debt Analysis as of December 31, 2007

(in thousands)

Outstanding Debt (1)

	Fixed Rate	% of Total Indebtedness	Floating Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated Mortgage Notes Payable	$1,656,942	67.3%	$—	0.0%	$1,656,942	67.3%
Unconsolidated Mortgage Notes Payable	70,558	2.9%	117,531	4.8%	188,089	7.6%
Exchangeable Notes	287,500	11.7%	—	0.0%	287,500	11.7%
Credit Facility	—	0.0%	330,000	13.4%	330,000	13.4%

TOTAL OUTSTANDING DEBT	$2,015,000	81.8%	$447,531	18.2%	$2,462,531	100.0%

AVERAGE INTEREST RATE	5.94%		6.16%		5.98%

(1) Includes debt premium

Average Debt Balance

		Mortgage Debt (1)	REMIC (1) (2)	Total Mortgages	Credit Facility	Exchangeable Notes	Corporate Notes Payable	TOTAL
Beginning Balance	9/30/2007	$1,435,153	$419,637	$1,854,790	$245,000	$287,500	$1,148	$2,388,438
Credit Facility Borrowing, net		—	—	—	85,000	—	—	85,000
Corporate Note Repayment		—	—	—	—	—	(1,148)	(1,148)
Debt Amortization (3)		(4,886)	(4,873)	(9,759)	—	—	—	(9,759)

Ending Balance	12/31/2007	$1,430,267	$414,764	$1,845,031	$330,000	$287,500	$—	$2,462,531

Weighted Average Balance		$1,433,537	$418,015	$1,851,552	$271,457	$287,500	$1,148	$2,411,657

(1)	Includes debt premium.

(2)

The REMIC is a first mortgage loan with an interest rate of 7.43% that is secured by 15 cross-collateralized properties and is pre-payable without penalty in July 2008. If the Company does not pay off the loan by the anticipated prepayment date in September 2008, the financing will remain in place at an adjusted interest rate. The loan will then be pre-payable without penalty on any payment date up to its final maturity date in September 2025.

(3)	Includes the amortization of debt premium and balloon payments.

Debt Maturities (1)

Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Credit Facility	Exchangeable Notes	Total Debt
2008	$24,277	$9,794	$624,943	$—	$—	$659,014
2009	16,164	1,283	62,435	330,000	—	409,882
2010	17,178	1,175	1,412	—	—	19,765
2011	17,587	1,152	44,788	—	—	63,527
2012	14,773	416	310,342	—	287,500	613,031
2013	9,863	—	110,458	—	—	120,321
2014	9,135	—	—	—	—	9,135
Thereafter	10,024	—	557,832	—	—	567,856

	$119,001	$13,820	$1,712,210	$330,000	$287,500	$2,462,531

(1)	The weighted average period to mortgage maturity is 4.42 years. Excludes debt premium.

Interest Rate Hedging Instruments

Type	Notional Amount	Blended Rate	Latest Settlement Date
10 Year Forward Starting Swaps	$250,000	4.80%	12/10/2008
10 Year Forward Starting Swaps	$150,000	5.36%	12/10/2008

	$400,000	5.01%

Pennsylvania Real Estate Investment Trust

Debt Schedule as of December 31, 2007

(in thousands)

	Proportionate Share(1)			Stated Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service
	Mortgage Debt	Debt Premium	Total				Balance at Maturity	Maturity Date
Fixed Rate Mortgage Debt
REMIC Properties
Chambersburg Mall	$17,543	$296	$17,839	7.43%	4.99%	$1,763	$17,200	2008
Francis Scott Key Mall	30,701	517	31,218	7.43%	4.99%	3,085	30,099	2008
Jacksonville Mall	23,684	399	24,083	7.43%	4.99%	2,380	23,219	2008
Logan Valley Mall	49,999	845	50,844	7.43%	4.99%	5,024	49,018	2008
Lycoming Mall	30,701	517	31,218	7.43%	4.99%	3,084	30,099	2008
New River Valley Mall	14,912	251	15,163	7.43%	4.99%	1,498	14,619	2008
Nittany Mall	26,315	443	26,758	7.43%	4.99%	2,644	25,799	2008
North Hanover Mall	17,544	296	17,840	7.43%	4.99%	1,763	17,199	2008
Northeast Tower Center	15,351	259	15,610	7.43%	4.99%	1,542	15,049	2008
Patrick Henry Mall	44,297	749	45,046	7.43%	4.99%	4,451	43,428	2008
Phillipsburg Mall	26,315	444	26,759	7.43%	4.99%	2,644	25,799	2008
South Mall	13,158	222	13,380	7.43%	4.99%	1,322	12,899	2008
Uniontown Mall	21,052	355	21,407	7.43%	4.99%	2,115	20,639	2008
Viewmont Mall	26,315	443	26,758	7.43%	4.99%	2,644	25,799	2008
Wyoming Valley Mall	49,999	843	50,842	7.43%	4.99%	5,024	49,018	2008

Subtotal REMIC	407,886	6,879	414,765	7.43%	4.99%	40,983	399,883	2008
Crossroads Mall	12,767	96	12,863	7.39%	5.75%	1,191	12,647	2008
Exton Square Mall	94,355	1,478	95,833	6.95%	5.00%	8,102	93,034	2008
Whitehall Mall	6,332	—	6,332	6.77%	6.77%	641	6,129	2008
Palmer Park Mall	16,206	—	16,206	6.77%	6.77%	1,661	15,674	2009
Red Rose Commons	12,833	—	12,833	7.66%	7.66%	1,220	12,425	2009
Valley View Mall	35,330	207	35,537	6.15%	5.75%	2,773	34,335	2009
Springfield Park	1,575	—	1,575	7.79%	7.79%	203	1,412	2010
Metroplex Shopping Center	30,662	—	30,662	7.25%	7.25%	2,681	28,785	2011
The Court at Oxford Valley	19,156	—	19,156	8.02%	8.02%	2,319	16,003	2011
Beaver Valley Mall	45,277	—	45,277	7.36%	7.36%	3,972	42,266	2012
Capital City Mall	51,002	3,482	54,484	7.61%	5.50%	4,603	47,898	2012
Cherry Hill Mall	193,886	—	193,886	5.42%	5.42%	13,510	177,689	2012
Cumberland Mall Loan #1	42,263	1,678	43,941	6.50%	5.40%	3,413	38,782	2012
Dartmouth Mall	65,128	—	65,128	4.95%	4.95%	4,484	57,594	2013
Moorestown Mall	59,779	—	59,779	4.95%	4.95%	4,115	52,863	2013
Magnolia Mall	63,831	—	63,831	5.33%	5.33%	4,413	54,965	2015
Willow Grove Park	155,685	—	155,685	5.65%	5.65%	11,083	133,548	2015
Valley Mall	90,000	—	90,000	5.49%	5.49%	5,014	78,835	2016
Woodland Mall	156,500	—	156,500	5.58%	5.58%	8,397	140,484	2016
Cumberland Mall Loan #2	3,227	—	3,227	5.00%	5.00%	206	—	2017
The Mall at Prince Georges	150,000	—	150,000	5.51%	5.51%	8,270	150,000	2017

Total Fixed Rate Mortgage Debt	1,713,680	13,820	1,727,500	6.26%	5.46%	174,237	1,995,134

Variable Rate Mortgage Debt
Lehigh Valley Mall	75,000	—	75,000	5.59%	5.59%	4,314	75,000	2008
Springfield Mall	38,250	—	38,250	5.95%	5.95%	2,380	38,250	2008
Pavilion East Associates	4,281	—	4,281	7.98%	7.71%	366	3,708	2012

Total Variable Rate Mortgage Debt	117,531	—	117,531	5.79%	5.78%	7,060	116,958

Total Mortgage Debt	$1,831,211	$13,820	$1,845,031	6.23%	5.48%	$181,297	$2,112,092

CONSOLIDATED MORTGAGES	$1,643,122	$13,820	$1,656,942	6.21%	5.38%	$126,190	$1,530,497
UNCONSOLIDATED MORTGAGES	188,089	—	188,089	6.43%	6.43%	14,124	181,712
EXCHANGEABLE NOTES	287,500	—	287,500	4.00%	4.00%	11,500	287,500
CREDIT FACILITY	330,000	—	330,000	6.29%	6.29%	20,757	—

Total	$2,448,711	$13,820	$2,462,531	5.98%	5.42%	$161,071	$1,999,709

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
Goldman Sachs Asset Management (US)	3,691,967
Vanguard Group, Inc.	2,718,197
Barclays Global Investors, N.A.	2,683,968
ING Clarion Real Estate Securities, L.P.	2,251,353
RREEF Real Estate Securities Advisors, L.P.	1,983,605
Perkins, Wolf, McDonnell & Company, LLC	1,481,880
State Street Global Advisors (US)	1,292,123
ABN Amro Asset Management, Inc	768,800
J.P. Morgan Investment Management Inc. (New York)	607,869
Neuberger Berman, LLC	580,749

TOTAL of Ten Largest Institutional:	18,060,511
TOTAL of all Institutional Holders:	29,753,729
Ten Largest as % of Total Institutional:	60.7%

(1)	Based on 13F and 13G filings as of 12/31/2007 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2006
Institutional (1)	29,753,729	72.0%	27,237,603
Retail (2)	6,629,028	16.0%	9,195,771
Insiders (3)	4,965,503	12.0%	4,811,556

TOTAL	41,348,260	100.0%	41,244,930

(1)	Based on 13F and 13G filings as of 12/31/2007 or most recent filings.

(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.

(3)	Insider holdings as of March 31, 2007 (Shares and O.P. Units only). Excludes 330,000 exercisable options. See proxy statement dated April 20, 2007 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. We compute Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”). FFO includes the effect of the Company’s redemption of all of its 11% non-convertible Senior Preferred Shares in July 2007.

Funds From Operations is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our Company’s performance to that of our industry peers. In addition, we use FFO as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares, which may not be comparable to Funds From Operations reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company. FFO does not include gains or losses on sale of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises.

We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance, or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of operating real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above and below market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.